MANAGED PORTFOLIO SERIES
TorrayResolute Small/Mid Cap Growth Fund (the “Fund”)

Supplement dated October 31, 2016 to:

Prospectus dated April 29, 2016, as Revised July 22, 2016, Summary Prospectus dated July 22, 2016, and Statement of Additional Information (“SAI”) dated April 29, 2016

TorrayResolute, LLC, investment adviser to the Fund, is 60% owned by Montage Investments, LLC (“Montage”), and 40% owned by Torray LLC (“Torray”).  On October 31, 2016, Torray will acquire Montage’s interest in TorrayResolute (the “Transaction”).  The Transaction will result in the termination of the Fund’s existing investment advisory agreement with TorrayResolute.  In connection with the Transaction, it was proposed that Torray, as the sole owner of TorrayResolute, be appointed to serve as investment adviser to the Fund.  Accordingly, the Board of Trustees of Managed Portfolio Series (the “Trust”) has approved a new investment advisory agreement with Torray on behalf of the Fund.  In order for the new investment advisory agreement with Torray to take effect, shareholders of the Fund must also approve the agreement.

The Board of Trustees of the Trust met in person October 13, 2016 and approved an interim advisory agreement and a new investment advisory agreement between Torray and the Fund, on terms substantially similar to the terms of the existing investment advisory agreement with respect to services provided by TorrayResolute, and the advisory fee is identical.  The interim advisory agreement is effective under Rule 15a-4 of the Investment Company Act of 1940, as amended, for up to 150 days or until shareholders of the Fund approve the new investment advisory agreement between Torray and the Fund.  Shareholders of the Fund will be asked to approve the new investment advisory agreement at a special meeting of shareholders expected to be held November 14, 2016.  Shareholders will receive detailed information in the next two weeks about the Transaction and the proposed new investment advisory agreement in connection with the solicitation of their approval of the new investment advisory agreement.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at
844-406-4960.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.